Exhibit 10.4

AMENDMENT NO. 2
TO THE CONSULTING AGREEMENT
BETWEEN
MIRATI THERAPEUTICS, INC, and LAURIE STELZER

This Amendment No. 2 (the “Amendment”) is effective as of September 22, 2023 (the “Second Amendment Date”) by and between MIRATI THERAPEUTICS, INC. (“Mirati”) and LAURIE STELZER (“Consultant”). Mirati and Consultant are hereinafter collectively referred to as “Parties.”

WHEREAS, the Parties entered into a certain Consulting Agreement dated September 9, 2023 (as amended effective September 12, 2023, the “Agreement”), and now wish to further amend the Agreement as set forth herein;

NOW, THEREFORE, in consideration of good and valuable consideration, receipt of which is hereby acknowledged, Mirati and Consultant hereby agree as follows:
1.Equity Awards. Consultant agrees and acknowledges that any equity or equity-based awards granted to Consultant by Mirati which were eligible to vest in the ordinary course following December 31, 2023 are no longer outstanding and have been cancelled and forfeited to Mirati without consideration and that Consultant has no further rights under or with respect thereto.
2.Entire Agreement and Amendment. This Amendment and the Agreement (as previously amended and amended hereby), and the Exhibit thereto, set forth the entire agreement and understanding of Mirati and Consultant with respect to the subject matter hereof, and supersede all prior discussions, communications, agreements and understandings relating thereto. There are no representations, warranties or covenants made or relied upon by the Parties except as expressly set forth in the Agreement as amended by this Amendment.
3.Agreement Otherwise in Effect; Conflicts. Except as otherwise set forth in this Amendment, all other provisions of the Agreement remain unchanged and in effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail and control.
4.Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.
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IN WITNESS WHEREOF, Mirati and Consultant have caused this Amendment to be duly executed as of the Second Amendment Date first listed above.

Mirati Therapeutics, Inc. By: /s/ John B. Moriarty, Jr. Name: John B. Moriarty, Jr. Title: Chief Legal Officer and Corporate Secretary	Laurie Stelzer By: /s/ Laurie Stelzer

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